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                                                Exhibit 23.5








                Independent Auditors' Consent



We consent to the incorporation by reference in the Registration Statements (Nos. 33-32378, 33-67924, 333-48643
and 333-66873) on Form S-8 and Registration Statements (Nos. 333-00815 and 333-66899) on Form S-3 of Devon Energy Corporation of our report dated January 20, 1999 to the shareholders of Northstar Energy Corporation, appearing in this Form 10-K.



                             (SIGNED)  DELOITTE & TOUCHE LLP
                                       Deloitte & Touche LLP
                                       Chartered Accountants

Calgary, Alberta
Canada
March 24, 1999